Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
(a) Dividend declaration - preferred stock Series C and Series D: In January 2023, the board of directors declared a dividend of $0.50 per share of all classes of preferred shares, totaling $2,000, payable to all shareholders of record as of January 20, 2023, which was paid on January 30, 2023.

(b) Vessel sale: In January 2023, Petra delivered the vessel Pedhoulas Trader to the third-party buyers.

(c) Newbuild delivery: In January 2023, Gloverthree took delivery of the newbuild Post-panamax class Climate Ethics.

(d) Sale and leaseback financings: In January 2023, Pentakomo and Maxdekatria exercised their respective purchase options, repaid all outstandings under the sale and leaseback agreements and took ownership of the vessels Agios Spyridonas and Panayiota K.

(e) Credit facilities: In January 2023, Pentakomo, Maxdekatria, Gloverthree,and Gloverfive entered into a credit facility with a financial institution for $67,500. The credit facility will be available upon delivery of the newbuild vessel Gloverfive has agreed to acquire.

(f) Dividend declaration - common stock: In February 2023, the board of directors declared a dividend of $0.05 per share of common stock, totaling $5,944 payable to all shareholders of record of the Company's common stock at the closing of trading on March 1, 2023 which will be paid on March 17, 2023.

(g) Newbuild acquisition: In February 2023, Shimanine Shipping Corporation ("Shimanine"), a subsidiary of Safe Bulkers incorporated under the laws of the Republic of the Marshall Islands in January 2023, entered into a contract for the construction and acquisition of a newbuild Kamsarmax class vessel scheduled for delivery in 2025.